================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 29, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

                Delaware                                    13-1995928
--------------------------------------------------------------------------------
        (State of Incorporation)                         (I.R.S. Employer
                                                        Identification No.)



4925 West Market Street, Greensboro, NC                        27407
--------------------------------------------------------------------------------
         (Address of principal                               Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

================================================================================


NY2:\1119119\02\NZ$N02!.DOC\51040.0001

Item 5. Other Events.

Stockholder Proposals and Board Nominations for Annual Meeting of Stockholders
------------------------------------------------------------------------------
to be Held on March 14, 2002
----------------------------

                  Our next Annual Meeting of Stockholders is currently scheduled to be held on March 14, 2002, which is more than 30 calendar days after the anniversary of our prior annual meeting. As a result, the deadline for submissions of stockholder proposals and director nominations relating to the annual meeting has changed from the dates specified in last year's proxy statement.

                  Any stockholder who, in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, wishes to present a proposal for action at the annual meeting and who wishes to have it set forth in the Company's proxy statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by February 8, 2002, and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                  A proposal submitted by a stockholder outside of the process of Rule 14a-8 will not be considered timely unless notice of such proposal is received by the Company at its principal executive offices prior to the notice date set forth in the Company's advance notice By-Law provision described in the following paragraph. The proxy to be solicited on behalf of the Company's Board of Directors for the upcoming annual meeting may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the annual meeting.

                  Under the By-Laws, in order for business to be properly brought before the next annual meeting, notice of such business must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to such meeting (provided that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice of such business must be received by the Secretary of the Company no later than ten days following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first). Accordingly, for the upcoming meeting, notice of such business must be received by the Secretary no later than February 8, 2002. Such notice must contain (i) a brief description of the business and the reasons for conducting it at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) a representation that the proposing stockholder is a holder of record and the number of shares of the Company that are beneficially owned by such stockholder and (iv) a description of any material interest of such stockholder in such business. The chairman of the meeting may disregard any business that he or she determines was not properly brought before the meeting in accordance with the By-Laws.

                  The By-Laws also provide that if a stockholder of the Company intends to nominate at a meeting one or more persons for election to the Board, notice of such nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to such meeting (provided that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination must be received by the Secretary of the Company no later than ten days following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first). Accordingly, for the upcoming meeting, notice of such nomination must be received by the Secretary no later than February 8, 2002. Such notice must contain (a) as to each proposed nominee, (i) the name, age and business and residence address of such nominee, (ii) the principal occupation of such nominee, (iii) the number of shares, if any, of the Company that are beneficially owned by such nominee and (iv) any other information that must be disclosed pursuant to the proxy rules of the SEC if such person had been nominated by the Board and (b) as to the proposing stockholder, (i) the name and address of such stockholder, (ii) a representation that the proposing stockholder is a holder of record of shares of the Company entitled to vote at the meeting and the number of shares of the Company that are beneficially owned by such stockholder, (iii) a representation that the proposing stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements and understandings between the stockholder and each nominee pursuant to which the nominations are to be made by the stockholder. The chairman of the meeting may disregard any nomination that he or she determines was not made in accordance with the foregoing procedures.

                  Proposals and nominations should be addressed to the Secretary of the Company, Robert A. Emken, Jr., Guilford Mills, Inc., 4925 West Market Street, Greensboro, North Carolina, 27407. A stockholder may obtain a copy of the relevant portions of the Company's By-Laws by making a written request to the Secretary of the Company.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GUILFORD MILLS, INC.



                               By:             Robert A. Emken, Jr.
                                     ---------------------------------------
                                     Name:     Robert A. Emken, Jr.
                                     Title:    General Counsel and Secretary



Dated: January 29, 2002